DEBT AND CREDIT FACILITIES	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
DEBT AND CREDIT FACILITIES

DEBT AND CREDIT FACILITIES
Debt Outstanding
At December 31, 2020 and 2019, we had the following debt outstanding:

as of December 31 (in millions)	Effective interest rate in 2020¹	2020[1]	2019[1]
Variable-rate loan due 2020	1.0%	$—	$313
1.7% notes due 2021	1.9%	400	398
2.4% notes due 2022	2.5%	203	203
0.40% notes due 2024	0.6%	915	834
1.3% notes due in 2025	1.4%	734	669
2.6% notes due 2026	2.7%	746	746
7.65% debentures due 2027	7.7%	5	5
6.625% debentures due 2028	5.6%	97	98
1.3% notes due 2029	1.4%	912	830
3.95% notes due 2030	4.0%	495	—
1.73% notes due 2031	3.2%	644	—
6.25% notes due 2037	6.3%	265	265
3.65% notes due 2042	3.7%	6	6
4.5% notes due 2043	4.6%	256	255
3.5% notes due 2046	3.6%	440	440
Finance leases and other	9.2%	74	62
Total debt		6,192	5,124
Current portion		(406)	(315)
Long-term portion		$5,786	$4,809
[1]Book values include any discounts, premiums and adjustments related to hedging instruments and effective interest rates reflect amortization of those items.
Significant Debt Activity
In May 2019, we issued €750 million of 0.40% senior notes due May 2024 and €750 million of 1.3% senior notes due May 2029. We have designated these debt instruments as net investment hedges of our European operations. Refer to Note 14 for additional information.
In March 2020, we issued $750 million of 3.75% senior notes due in October 2025 and $500 million of 3.95% senior notes due in April 2030 (collectively, the March 2020 senior notes). Pursuant to a registration rights agreement (the March 2020 Registration Rights Agreement) with the initial purchasers of the March 2020 senior notes, we agreed to use our commercially reasonable efforts to file a registration statement with respect to a registered offer to exchange the March 2020 senior notes for new notes with terms substantially identical in all material respects to the March 2020 senior notes and to have such registration statement declared effective under the U.S. Securities Act of 1933. If we fail to have such registration statement declared effective by September 17, 2021 (a registration default), the annual interest rate on the March 2020 senior notes would increase by 0.25% for the 90-day period immediately following such registration default and by an additional 0.25% thereafter. The maximum additional interest rate is 0.50% per annum and if a registration default is corrected, the March 2020 senior notes would revert to the original interest rates. The payment of additional interest is the sole remedy for the holders of the March 2020 senior notes in the event of a registration default.
In October 2020, we repaid $322 million of variable-rate loans that matured in 2020.
In November 2020, we issued $650 million of 1.73% senior notes due in April 2031 (the November 2020 senior notes). Pursuant to a registration rights agreement (the November 2020 Registration Rights Agreement) with the initial purchasers of the November 2020 senior notes, we agreed to use our commercially reasonable efforts to file a registration statement with respect to a registered offer to exchange the November 2020 senior notes for new notes with terms substantially identical in all material respects to the November 2020 senior notes and to have such registration statement declared effective under the U.S. Securities Act of 1933. If we fail to have such registration statement declared effective by April 26, 2022 (a registration default), the annual interest rate on the November 2020 senior notes would increase by 0.25% for the 90-day period immediately following such registration default and by an additional 0.25% thereafter. The maximum additional interest rate is 0.50% per annum and if a registration default is corrected, the November 2020 senior notes would revert to the original interest rates. The payment of additional interest is the sole remedy for the holders of the November 2020 senior notes in the event of a registration default.

We used the proceeds from the November 2020 senior notes, along with cash on hand, to redeem the $750 million of 3.75% senior notes due in October 2025 that were issued in March 2020. In connection with the redemption of the $750 million of 3.75% senior notes due in October 2025, including the payment of a $104 million make-whole premium to the debt holders, we recognized a pre-tax loss of $110 million from the early extinguishment of the debt, which is included in other (income) expense, net in 2020.
Credit Facilities
In December 2019, we entered into new U.S. and Euro-denominated credit facilities. Our U.S. dollar-denominated revolving credit facility has a capacity of $2.0 billion and our Euro-denominated revolving credit facility has a capacity of approximately €200 million. Each of the facilities matures in 2024. As of December 31, 2020, we had no borrowings outstanding under our U.S. dollar-denominated or Euro-denominated credit facilities. As of December 31, 2019, we had €200 million ($224 million) outstanding under our Euro-denominated facility at a 0.91% interest rate and no borrowings outstanding under our U.S. dollar-denominated credit facility. The facilities enable us to borrow funds on an unsecured basis at variable interest rates, and contain various covenants, including a maximum net leverage ratio. Fees under the credit facilities are 0.09% annually as of December 31, 2020 and are based on our credit ratings and the total capacity of the facility.
We also maintain other credit arrangements, which totaled approximately $200 million as of December 31, 2020 and 2019, respectively. There were no amounts outstanding under these arrangements as of December 31, 2020 and there was $2 million outstanding as of December 31, 2019.
As of December 31, 2020, we were in compliance with the financial covenants in these agreements. The non-performance of any financial institution supporting any of the credit facilities would reduce the maximum capacity of these facilities by each institution’s respective commitment.
Future Debt Maturities

as of and for the years ended December 31 (in millions)	Debt maturities
2021	$406
2022	208
2023	4
2024	924
2025	740
Thereafter	3,951
Total obligations and commitments	6,233
Discounts, premiums, and adjustments relating to hedging instruments	(41)
Total debt	$6,192